                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 2002
                                 Date of Report
                        (Date of earliest event reported)

                       Lone Star Steakhouse & Saloon, Inc.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                                 0-19907             48-1109495
--------------------------------------------------------------------------------
(State or Other Jurisdiction             (Commission         (IRS Employer
of Incorporation)                        File Number)        Identification No.)

        224 East Douglas, Suite 700, Wichita, KS                  67202
        ------------------------------------------------------------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (316) 254-8899
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.       Other Events.
                          ------------

            On April 29,  2002,  Lone Star  Steakhouse  & Saloon,  Inc.  (Nasdaq
National Market: STAR) issued a press release, set forth as Exhibit 99.1 to this
Current  Report.  For  additional  information,  reference  is made to the press release which is incorporated herein by reference.

            Item 7.       Financial Statements, Pro Forma Financial Information
                          and Exhibits.
                          ------------------------------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.     Exhibits
                        -----------     --------

                        99.1            Press Release of Lone Star Steakhouse &
                                        Saloon, Inc. dated April 29, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Lone Star Steakhouse & Saloon, Inc.

Dated: April 29, 2002                   By: /s/ John D. White
                                            --------------------------
                                            Name:  John D. White
                                            Title: Executive Vice President